                                                                   EXHIBIT 99(i)

                    Second Amendment to Employment Agreement

                                     Between

                       Broadwing Inc. and Kevin W. Mooney

        The Employment Agreement, in full force and effect as of the date hereof, between Broadwing Inc., an Ohio corporation (the "Employer") and Kevin
W. Mooney (the "Employee") with an Effective Date of December 31, 1998, as amended as of September 20, 2002 (the "Employment Agreement"), is hereby amended as follows as of February 3, 2003:

1.      Section 4.D is added to Section 4:

Upon the "Completion of the Success Plan" (as defined below), in addition to any other benefits and obligations owed to Employee, Employee shall be entitled to payment of a bonus equal to 100% of the sum of the annual Base Salary plus the Bonus target (the "Success Bonus"). If the Completion of the Success Plan is achieved, the Success Bonus shall be payable no later than two business days after the earlier of (x) the date that Employer receives notice from Employee of Employee's termination of his employment pursuant to Section 13.D of this Agreement or (y) December 31, 2003. The "Completion of the Success Plan" referred to herein is defined as follows: (i) closing of a sale of the broadband business of Broadwing Communications Inc., a Delaware corporation ("BCI") including a sale of such business out of bankruptcy or a rejection by Employer's Board of Directors of a definitive, written bona fide offer (which may contain usual and customary conditions to closing) for BCI that is deemed viable and fair to Employer by Lehman Brothers in their capacity as advisors to Employer; and (ii) closing of an amendment to the Employer's senior credit facility (the "Senior Credit Facility") in form and substance satisfactory to the Employer's Board of Directors or a rejection by Employer's Board of Directors of a definitive, written bona fide proposed amendment (which may contain usual and customary conditions to closing) that has been approved by the lead banks of the Senior Credit Facility and that is deemed viable and fair to the Employer by Bank of America Securities in their capacity as advisors to Employer.

2.      The following sentence is added after the first sentence of Section
13.D:

Employee may terminate this Agreement by written notice to Employer at any time within the period ending seven (7) calendar days following the Completion of the Success Plan as described in Section 4.D of this Agreement.

3. a. The first clause of the second sentence of Section 13.D is amended and restated as follows:

In the event of a termination under this Section 13.D

        b. The following is added to the end of Section 13.D:

If Employee is terminated by Employer pursuant to this Section 13.D, after execution and delivery by the parties thereto of agreements reflecting the transactions contemplated in both of clauses (i) and (ii) of the Completion of the Success Plan and prior to the earlier of the Completion of the Success Plan or the termination of either of such agreements, Employee will receive the Success Bonus and all other compensation due to him as if Employee had terminated this Agreement pursuant to this Section 13.D. In the event of Completion of the Success Plan and termination of this Agreement by Employee pursuant to this Section 13.D, in addition to other compensation that Employee is specifically entitled to under this Employment Agreement, (i) Employee will receive (promptly after the results that are determinative of the earned bonus are available) any Bonus earned but not paid at the time of termination, on a pro rata basis (based on the percentage of the calendar year during which Employee was employed) and (ii) Employee's stock options shall be treated as if such termination had occurred under Section 13.E rather than Section 13.D.

4. All capitalized terms used in this Amendment shall have the meaning ascribed to them in the Employment Agreement and all other terms and conditions of the Employment Agreement not specifically amended herein shall remain in full force and effect as previously agreed upon by the parties.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to be effective as of the day and year first above written.


BROADWING INC.                                    KEVIN W. MOONEY



-------------------------------                   ------------------------------
Name:
Title:

                        Amendment to Employment Agreement

                                     Between

                     Broadwing Inc. and Thomas L. Schilling

        The Employment Agreement between Broadwing Inc., an Ohio corporation (the "Employer") and Thomas L. Schilling (the "Employee") with an Effective date of July 24, 2002 (the "Employment Agreement"), is hereby amended as follows as of February 3, 2003:

1.      Section 4.D is added to Section 4:

Upon the "Completion of the Success Plan" (as defined below), in addition to any other benefits and obligations owed to Employee, Employee shall be entitled to payment of a bonus equal to 50% of the sum of the annual Base Salary plus the Bonus target (the "Success Bonus"). If the Completion of the Success Plan is achieved, the Success Bonus shall be payable no later than two business days after the earlier of (x) the date that Employer receives notice from Employee of Employee's termination of his employment pursuant to Section 13.D of this Agreement or (y) December 31, 2003. The "Completion of the Success Plan" referred to herein is defined as follows: (i) closing of a sale of the broadband business of Broadwing Communications Inc., a Delaware corporation ("BCI") including a sale of such business out of bankruptcy or a rejection by Employer's Board of Directors of a definitive, written bona fide offer (which may contain usual and customary conditions to closing) for BCI that is deemed viable and fair to Employer by Lehman Brothers in their capacity as advisors to Employer;
(ii) closing of an amendment to the Employer's senior credit facility (the "Senior Credit Facility") in form and substance satisfactory to the Employer's Board of Directors or a rejection by Employer's Board of Directors of a definitive, written bona fide proposed amendment (which may contain usual and customary conditions to closing) that has been approved by the lead banks of the Senior Credit Facility and that is deemed viable and fair to the Employer by Bank of America Securities in their capacity as advisors to Employer; and (iii) Employee's continued satisfactory performance of his assigned duties, as the same may be modified by the board from time to time pursuant to Section 22 of this Agreement (in addition to those services rendered to achieve the items in (i) and (ii) of the Completion of the Success Plan) for the period extending from the date hereof to the date six months after the date on which both of the items in clauses (i) and (ii) have been achieved.

2.      The following sentence is added after the first sentence of Section
13.D:

Employee may terminate this Agreement by written notice to Employer at any time within the period ending seven (7) calendar days following the Completion of the Success Plan as described in Section 4.D of this Agreement.

3. a. The first clause of the second sentence of Section 13.D is amended and restated as follows:

In the event of a termination under this Section 13.D

        b. The following is added to the end of Section 13.D:

If Employee is terminated by Employer pursuant to this Section 13.D, after execution and delivery by the parties thereto of agreements reflecting the transactions contemplated in both of clauses (i) and (ii) of the Completion of the Success Plan and prior to the earlier of the Completion of the Success Plan or the termination of either of such agreements, Employee will receive the Success Bonus and all other compensation due to him (including that referred to in clauses (i) and (ii) in the following sentence) as if Employee had terminated this Agreement pursuant to this Section 13.D. In the event of Completion of the Success Plan and termination of this Agreement by Employee pursuant to this
Section 13.D, in addition to other compensation that Employee is specifically entitled to under this Employment Agreement, (i) Employee will receive (promptly after the results that are determinative of the earned bonus are available) any Bonus earned but not paid at the time of termination, on a pro rata basis (based on the percentage of the calendar year during which Employee was employed) and
(ii) Employee's stock options shall be treated as if such termination had occurred under Section 13.E rather than Section 13.D.

4.      A Section 22 shall be added as follows:

22. At any time during the six month period following the completion of the items referred to in clauses (i) and (ii) of the definition of Completion of the Success Plan, Employer may change Employee's title to "Consultant" and may modify Employee's role, responsibilities, duties (including those specified in Section 3 hereof), authority and reporting relationships, provided that other rights and obligations of the parties hereto shall remain in full force and effect, including Employee's right to compensation and benefits and Employee's obligation to comply with Section 3.D hereof.

5. All capitalized terms used in this Amendment shall have the meaning ascribed to them in the Employment Agreement and all other terms and conditions of the Employment Agreement not specifically amended herein shall remain in full force and effect as previously agreed upon by the parties.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to be effective as of the day and year first above written.

BROADWING INC.                                    Thomas L. Schilling

-------------------------------                   ------------------------------
Name:
Title:

                    Second Amendment to Employment Agreement

                                     Between

                       Broadwing Inc. and Jeffrey C. Smith

        The Employment Agreement between Broadwing Inc., an Ohio corporation (the "Employer") and Jeffrey C. Smith (the "Employee") with an Effective Date of January 1, 2000, as amended as of September 20, 2002, (the "Employment Agreement"), is hereby amended as follows as of February 3, 2003:

1.      Section 4.D is added to Section 4:

Upon the "Completion of the Success Plan" (as defined below), in addition to any other benefits and obligations owed to Employee, Employee shall be entitled to payment of a bonus equal to 50% of the sum of the annual Base Salary plus the Bonus target (the "Success Bonus"). If the Completion of the Success Plan is achieved, the Success Bonus shall be payable no later than two business days after the earlier of (x) the date that Employer receives notice from Employee of Employee's termination of his employment pursuant to Section 13.D of this Agreement or (y) December 31, 2003. The "Completion of the Success Plan" referred to herein is defined as follows: (i) closing of a sale of the broadband business of Broadwing Communications Inc., a Delaware corporation ("BCI") including a sale of such business out of bankruptcy or a rejection by Employer's Board of Directors of a definitive, written bona fide offer (which may contain usual and customary conditions to closing) for BCI that is deemed viable and fair to Employer by Lehman Brothers in their capacity as advisors to Employer;
(ii) closing of an amendment to the Employer's senior credit facility (the "Senior Credit Facility") in form and substance satisfactory to the Employer's Board of Directors or a rejection by Employer's Board of Directors of a definitive, written bona fide proposed amendment (which may contain usual and customary conditions to closing) that has been approved by the lead banks of the Senior Credit Facility and that is deemed viable and fair to the Employer by Bank of America Securities in their capacity as advisors to Employer; and (iii) Employee's continued satisfactory performance of his assigned duties, as the same may be modified by the board from time to time pursuant to Section 22 of this Agreement (in addition to those services rendered to achieve the items in (i) and (ii) of the Completion of the Success Plan) for the period extending from the date hereof to the date six months after the date on which both of the items in clauses (i) and (ii) have been achieved.

2.      The following sentence is added after the first sentence of Section
13.D:

Employee may terminate this Agreement by written notice to Employer at any time within the period ending seven (7) calendar days following the Completion of the Success Plan as described in Section 4.D of this Agreement.

3. a. The first clause of the second sentence of Section 13.D is amended and restated as follows:

In the event of a termination under this Section 13.D

        b. The following is added to the end of Section 13.D:

If Employee is terminated by Employer pursuant to this Section 13.D, after execution and delivery by the parties thereto of agreements reflecting the transactions contemplated in both of clauses (i) and (ii) of the Completion of the Success Plan and prior to the earlier of the Completion of the Success Plan or the termination of either of such agreements, Employee will receive the Success Bonus and all other compensation due to him (including that referred to in clauses (i) and (ii) in the following sentence) as if Employee had terminated this Agreement pursuant to this Section 13.D. In the event of Completion of the Success Plan and termination of this Agreement by Employee pursuant to this
Section 13.D, in addition to other compensation that Employee is specifically entitled to under this Employment Agreement, (i) Employee will receive (promptly after the results that are determinative of the earned bonus are available) any Bonus earned but not paid at the time of termination, on a pro rata basis (based on the percentage of the calendar year during which Employee was employed) and
(ii) Employee's stock options shall be treated as if such termination had occurred under Section 13.E rather than Section 13.D.

4.      A Section 22 shall be added as follows:

22. At any time during the six month period following the completion of the items referred to in clauses (i) and (ii) of the definition of Completion of the Success Plan, Employer may change Employee's title to "Consultant" and may modify Employee's role, responsibilities, duties (including those specified in Section 3 hereof), authority and reporting relationships, provided that other rights and obligations of the parties hereto shall remain in full force and effect, including Employee's right to compensation and benefits and Employee's obligation to comply with Section 3.D hereof.

5. All capitalized terms used in this Amendment shall have the meaning ascribed to them in the Employment Agreement and all other terms and conditions of the Employment Agreement not specifically amended herein shall remain in full force and effect as previously agreed upon by the parties.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to be effective as of the day and year first above written.

BROADWING INC.                                    Jeffrey C. Smith

-------------------------------                   ------------------------------
Name:
Title:

                        Amendment to Employment Agreement

                                     Between

                     Broadwing Inc. and Michael W. Callaghan

        The Employment Agreement between by Broadwing Inc., an Ohio corporation (the "Employer") and Michael W. Callaghan (the "Employee") with an Effective Date of December 4, 2001 (the "Employment Agreement"), is hereby amended as follows as of February 3, 2003:

1.      Section 4.D is added to Section 4:

Upon the "Completion of the Success Plan" (as defined below), in addition to any other benefits and obligations owed to Employee, Employee shall be entitled to payment of a bonus equal to 50% of the sum of the annual Base Salary plus the Bonus target (the "Success Bonus"). If the Completion of the Success Plan is achieved, the Success Bonus shall be payable no later than two business days after the earlier of (x) the date that Employer receives notice from Employee of Employee's termination of his employment pursuant to Section 13.D of this Agreement or (y) December 31, 2003. The "Completion of the Success Plan" referred to herein is defined as follows: (i) closing of a sale of the broadband business of Broadwing Communications Inc., a Delaware corporation ("BCI") including a sale of such business out of bankruptcy or a rejection by Employer's Board of Directors of a definitive, written bona fide offer (which may contain usual and customary conditions to closing) for BCI that is deemed viable and fair to Employer by Lehman Brothers in their capacity as advisors to Employer;
(ii) closing of an amendment to the Employer's senior credit facility (the "Senior Credit Facility") in form and substance satisfactory to the Employer's Board of Directors or a rejection by Employer's Board of Directors of a definitive, written bona fide proposed amendment (which may contain usual and customary conditions to closing) that has been approved by the lead banks of the Senior Credit Facility and that is deemed viable and fair to the Employer by Bank of America Securities in their capacity as advisors to Employer; and (iii) Employee's continued satisfactory performance of his assigned duties, as the same may be modified by the board from time to time pursuant to Section 22 of this Agreement (in addition to those services rendered to achieve the items in (i) and (ii) of the Completion of the Success Plan) for the period extending from the date hereof to the date six months after the date on which both of the items in clauses (i) and (ii) have been achieved.

2.      The following sentence is added after the first sentence of Section
13.D:

Employee may terminate this Agreement by written notice to Employer at any time within the period ending seven (7) calendar days following the Completion of the Success Plan as described in Section 4.D of this Agreement.

3. a. The first clause of the second sentence of Section 13.D is amended and restated as follows:

In the event of a termination under this Section 13.D

        b. The following is added to the end of Section 13.D:

If Employee is terminated by Employer pursuant to this Section 13.D, after execution and delivery by the parties thereto of agreements reflecting the transactions contemplated in both of clauses (i) and (ii) of the Completion of the Success Plan and prior to the earlier of the Completion of the Success Plan or the termination of either of such agreements, Employee will receive the Success Bonus and all other compensation due to him (including that referred to in clauses (i) and (ii) in the following sentence) as if Employee had terminated this Agreement pursuant to this Section 13.D. In the event of Completion of the Success Plan and termination of this Agreement by Employee pursuant to this
Section 13.D, in addition to other compensation that Employee is specifically entitled to under this Employment Agreement, (i) Employee will receive (promptly after the results that are determinative of the earned bonus are available) any Bonus earned but not paid at the time of termination, on a pro rata basis (based on the percentage of the calendar year during which Employee was employed) and
(ii) Employee's stock options shall be treated as if such termination had occurred under Section 13.E rather than Section 13.D.

4.      A Section 22 shall be added as follows:

22. At any time during the six month period following the completion of the items referred to in clauses (i) and (ii) of the definition of Completion of the Success Plan, Employer may change Employee's title to "Consultant" and may modify Employee's role, responsibilities, duties (including those specified in Section 3 hereof), authority and reporting relationships, provided that other rights and obligations of the parties hereto shall remain in full force and effect, including Employee's right to compensation and benefits and Employee's obligation to comply with Section 3.D hereof.

5. All capitalized terms used in this Amendment shall have the meaning ascribed to them in the Employment Agreement and all other terms and conditions of the Employment Agreement not specifically amended herein shall remain in full force and effect as previously agreed upon by the parties.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to be effective as of the day and year first above written.

BROADWING INC.                                    Michael W. Callaghan

-------------------------------                   ------------------------------
Name:
Title: